Exhibit (m)(2): Calculations of Illustrations for Succession Select 2008
Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1


I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.



Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $62,415.37
                      = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                     $ 50,582.54
+ Annual Premium*                                     $ 15,000.00
- Premium Expense Charge**                            $    750.00
- Monthly Deduction***                                $  1,178.26
- Mortality & Expense Charge****                      $    577.73
+ Hypothetical Rate of Return*****                    $   (661.18)
                                                      -----------
=                                                     $    62,415 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                     COI
-----                                   --------
1                                       $  28.15
2                                       $  28.16
3                                       $  28.17
4                                       $  28.17
5                                       $  28.18
6                                       $  28.19
7                                       $  28.19
8                                       $  28.20
9                                       $  28.20
10                                      $  28.21
11                                      $  28.22
12                                      $  28.22
Total                                   $ 338.26



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                   Interest
-----                                  ---------
1                                      $  (56.06)
2                                      $  (55.89)
3                                      $  (55.71)
4                                      $  (55.53)
5                                      $  (55.36)
6                                      $  (55.18)
7                                      $  (55.01)
8                                      $  (54.84)
9                                      $  (54.66)
10                                     $  (54.49)
11                                     $  (54.31)
12                                     $  (54.14)
Total                                  $ (661.18)

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                           $ 62,415.37
- Year 5 Surrender Charge                     $ 18,694.05
                                              -----------
=                                             $    43,721 (rounded to the nearest dollar)



II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $74,888.75
                       = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 58,863.34
+ Annual Premium*                                      $ 15,000.00
- Premium Expense Charge**                             $    750.00
- Monthly Deduction***                                 $  1,174.56
- Mortality & Expense Charge****                       $    652.33
+ Hypothetical Rate of Return*****                     $  3,602.30
                                                       -----------
=                                                      $    74,889 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                       COI
-----                                     --------
1                                         $  27.90
2                                         $  27.90
3                                         $  27.90
4                                         $  27.89

5                                         $  27.89
6                                         $  27.88
7                                         $  27.88
8                                         $  27.87
9                                         $  27.87
10                                        $  27.86
11                                        $  27.86
12                                        $  27.86
Total                                     $ 334.56



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                 Interest
-----                                ----------
1                                    $   296.91
2                                    $   297.50
3                                    $   298.09
4                                    $   298.68
5                                    $   299.28
6                                    $   299.88
7                                    $   300.48
8                                    $   301.08
9                                    $   301.69
10                                   $   302.29
11                                   $   302.90
12                                   $   303.51
Total                                $ 3,602.30


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                           $ 74,888.75
- Year 5 Surrender Charge                     $ 18,694.05
                                              -----------
=                                             $    56,195 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $89,506.36
                       = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 68,188.08
+ Annual Premium*                                      $ 15,000.00
- Premium Expense Charge**                             $    750.00
- Monthly Deduction***                                 $  1,170.32
- Mortality & Expense Charge****                       $    736.32
+ Hypothetical Rate of Return*****                     $  8,974.91
                                                       -----------
=                                                      $    89,506 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                          COI
-----                                        --------
1                                            $  27.62
2                                            $  27.61
3                                            $  27.59
4                                            $  27.57
5                                            $  27.55
6                                            $  27.54
7                                            $  27.52
8                                            $  27.50
9                                            $  27.48
10                                           $  27.46
11                                           $  27.45
12                                           $  27.43
Total                                        $ 330.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                 Interest
-----                                ----------
1                                    $   720.07
2                                    $   725.00
3                                    $   729.96
4                                    $   734.97
5                                    $   740.02
6                                    $   745.10
7                                    $   750.23
8                                    $   755.40
9                                    $   760.62
10                                   $   765.87
11                                   $   771.16
12                                   $   776.50
Total                                $ 8,974.91


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 89,506.36
- Year 5 Surrender Charge                      $ 18,694.05
                                               -----------
=                                              $    70,812 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2


I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $61,132.79
                       = $1,000,000

POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 49,582.46
+ Annual Premium*                                      $ 15,000.00
- Premium Expense Charge**                             $    750.00
- Monthly Deduction***                                 $  1,483.25
- Mortality & Expense Charge****                       $    567.24
+ Hypothetical Rate of Return*****                     $   (649.18)
                                                       -----------
=                                                      $    61,133 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                                   COI
-----                                                --------
1                                                    $  33.56
2                                                    $  33.57
3                                                    $  33.58
4                                                    $  33.58
5                                                    $  33.59
6                                                    $  33.60
7                                                    $  33.61
8                                                    $  33.62
9                                                    $  33.62
10                                                   $  33.63
11                                                   $  33.64
12                                                   $  33.65
Total                                                $ 403.25


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                                          Interest
-----                                         ----------
1                                             $  (55.17)
2                                             $  (54.98)
3                                             $  (54.78)
4                                             $  (54.58)
5                                             $  (54.39)
6                                             $  (54.19)
7                                             $  (54.00)
8                                             $  (53.80)
9                                             $  (53.61)
10                                            $  (53.42)
11                                            $  (53.22)
12                                            $  (53.03)
Total                                         $ (649.18)


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                           $ 61,132.79
- Year 5 Surrender Charge                     $ 18,694.05
                                              -----------
=                                             $    42,439 (rounded to the nearest dollar)



II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $73,406.47
                       = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $  57,737.89
+ Annual Premium*                                      $  15,000.00
- Premium Expense Charge**                             $     750.00
- Monthly Deduction***                                 $   1,478.92
- Mortality & Expense Charge****                       $     640.72
+ Hypothetical Rate of Return*****                     $   3,538.22
                                                       ------------
=                                                      $     73,406 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                          COI
-----                                        --------
1                                            $  33.27
2                                            $  33.26
3                                            $  33.26
4                                            $  33.25
5                                            $  33.25
6                                            $  33.25
7                                            $  33.24
8                                            $  33.24
9                                            $  33.23
10                                           $  33.23
11                                           $  33.22
12                                           $  33.22
Total                                        $ 398.92


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                        Interest
-----                                       ----------
1                                           $   292.23
2                                           $   292.70
3                                           $   293.17
4                                           $   293.65
5                                           $   294.12
6                                           $   294.60
7                                           $   295.08
8                                           $   295.56
9                                           $   296.05
10                                          $   296.53
11                                          $   297.02
12                                          $   297.51
Total                                       $ 3,538.22

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                               $ 73,406.47
- Year 5 Surrender Charge                         $ 18,694.05
                                                  -----------
=                                                 $    54,712 (rounded to the nearest dollar)



III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.



Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 134% x $87,795.73
                      = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 66,924.65
+ Annual Premium*                                      $ 15,000.00
- Premium Expense Charge**                             $    750.00
- Monthly Deduction***                                 $  1,473.96
- Mortality & Expense Charge****                       $    723.49
+ Hypothetical Rate of Return*****                     $  8,818.53
                                                       -----------
=                                                      $    87,796 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                                      COI
-----                                                    --------
1                                                        $  32.94
2                                                        $  32.92
3                                                        $  32.90
4                                                        $  32.88
5                                                        $  32.86

6                                                        $  32.84
7                                                        $  32.82
8                                                        $  32.80
9                                                        $  32.78
10                                                       $  32.76
11                                                       $  32.74
12                                                       $  32.72
Total                                                    $ 393.96


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                                     Interest
-----                                                    ----------
1                                                        $   708.80
2                                                        $   713.42
3                                                        $   718.07
4                                                        $   722.76
5                                                        $   727.48
6                                                        $   732.25
7                                                        $   737.05
8                                                        $   741.90
9                                                        $   746.78
10                                                       $   751.70
11                                                       $   756.66
12                                                       $   761.66
Total                                                    $ 8,818.53


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 87,795.73
- Year 5 Surrender Charge                      $ 18,694.05
                                               -----------
=                                              $    69,102 (rounded to the nearest dollar)


Exhibit (n): Consent of Independent Registered Public Accounting Firm for Succession Select